Halozyme Product Pipeline

Products and Product Candidates	Therapeutic Area	Use / Indication	Research/ Preclinical	Phase 1	Phase 2	Phase 3	Filed for Approval	Marketed Product
Proprietary Product Candidates								
HYLENEX®	Various	Peptide, small molecule, and fluid delivery						
Analog Insulin-PH20	Endocrinology	Diabetes						
PEGPH20	Oncology	Solid tumors						
HTI-501	Dermatology	Aesthetic medicine, other						
Partnered Product Candidates								
Roche *(up to 8 potential targets)*								
Herceptin® SC	Oncology	Breast cancer						
MabThera® SC	Oncology	Non-Hodgkin's lymphoma						
Actemra® SC	Anti-inflammatory	Rheumatoid arthritis						
Baxter BioScience								
HyQ (immunoglobulin with rHuPH20)	Immunology	Primary immunodeficiency						